The Midland Company July 22, 2005 Exhibit 99

Forward Looking Statements Certain statements made in this presentation are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include certain discussions relating to underwriting, premium and investment income volume, business strategies, profitability and business relationships, as well as any other statements concerning the year 2005 and beyond. The forward-looking statements involve risks and uncertainties that may cause results to differ materially from those anticipated in those statements. Factors that might cause results to differ from those anticipated include, without limitation, adverse weather conditions, changes in underwriting results affected by adverse economic conditions, fluctuations in the investment markets, changes in the retail marketplace, changes in the laws or regulations affecting the operations of the company or its subsidiaries, changes in the business tactics or strategies of the company, its subsidiaries or its current or anticipated business partners, the financial condition of the company's business partners, acquisitions or divestitures, changes in market forces, litigation and the other risk factors that have been identified in the company's filings with the SEC, any one of which might materially affect the operations of the company or its subsidiaries. Any forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

'00 '01 '02 '03 '04 MLAN 15.73 16.53 17.59 20.18 22.98 The Midland Company Specialty P&C insurance company (American Modern Insurance Group) Short-tail personal lines experts $650 million market cap (MLAN - Nasdaq) Founded 1938, As Auto Finance Co. Based in Cincinnati, active countrywide 1,200 associates Ratings and Recognitions "A+" (Superior) A.M. Best Rating Ward's Top 50 P&C Insurance Co's Forbes' "200 Best Small Co's" Book Value Per Share "Building Shareholder Value"

Distinguishing Characteristics Multiple distribution channels Specialty product expertise Underwriting and Claims expertise Award-winning technology Deep and experienced Management Team Superior results Positioned for growth

Personal Lines Product Kit All Other Financial Institutions Residential Property Recreational Casualty 17.5 17.5 50 17.5 Residential Property Recreational Casualty All Other Financial Institutions Residential Property Manufactured Housing Market Leader Dwelling Fire Recreational Casualty Motorcycle Watercraft Recreational Vehicles Collector Cars, Snowmobiles, Etc. Financial Institutions Collateral Protection Mortgage Fire Credit Life/Debt Cancellation

Key Product Strategy Drivers Low severity Short tail Personal lines focus Property oriented Product and underwriting expertise Claims mastery Systems excellence matters Fragmented/unfocused competition

MLAN Annualized Total Return Periods Ending June 30, 2005 (MLAN $35.19)

5/87 2 for 1 split 5/98 3 for 1 split 7/02 2 for 1 split * Split Adjusted Growth In Midland's Value

Consistent Dividend Growth 89 90 91 92 93 94 95 96 97 98 Assets 37 48 60 66 65 73 85 87 101 114 Equity 13 16 19 24 29 32 34 34 36 39 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 East 0.04 0.05 0.063 0.07 0.077 0.083 0.09 0.097 0.103 0.11 0.117 0.125 0.135 0.15 0.16 0.175 0.19 0.205 0.225 Increased 19 Consecutive Years 19 Year CAGR = 10.6%

94 95 96 97 98 99 '00 '01 '02 '03 '04 9/30 YTD 12/31 YTD 275.509 376.33 387.165 422.982 445.286 472.041 500.984 555.548 588.243 663.972 722 Direct and Assumed Written Premium - P&C 10 Year CAGR = 10.1% Superior Premium Growth

10-Year Compounded Annual Premium Growth Rate Industry Source: A.M. Best Company American Modern P&C Industry Premium Growth vs. Industry Through December 31, 2004

American Modern P&C Industry Profitable Underwriting Results 10-Year Average Combined Ratio Industry Source: A.M. Best Company Through December 31, 2004

MISSION To enhance shareholder value by being an indispensable partner to customers in chosen markets by providing value adding specialty insurance products and services. VISION To be the premier specialty insurance company in our chosen markets; creating sustainable competitive advantage by providing our policyholders, associates and business partners with a package of products, services and relationships they value more than those offered by our competitors. VALUES Integrity * Win/Win * Team * Humility * Personal Growth * Creativity * Propriety * Sharing/Caring * Strong Work Ethic Mission • Vision • Values

Strategic Focus Driving Force: Distribution Processes: Execute with Equal Precision in All Channels Competitive Advantage: Ability to Predict Results in Chosen Lines Generic Corporate Strategy: Differentiation, Compete on Value Not Price The Package: Products, Service, Relationships

Key Operating Principles 2. Distribution Channel Diversity 1. Specialty/Niche Product Focus 3. Tailor Products to Distribution 4. Specialty Product Claims Expertise 5. Underwriting Profit Discipline 6. Proactive Risk Management 7. Strategically Deploy Technology 8. Deliver "Golden Rule" Service

MINLAND Full Year 2004 Specialty / Niche Product Focus Manufactured Housing - $334.1 Dwelling Fire - $88.4 Motorcycle - $48.6 Watercraft - $30.7 Recreational Vehicle - $30.1 Collector Car, Snowmobile, Etc. - $11.4 Mortgage Fire - $39.4 Collateral Protection - $52.1 Credit Life & Debt Cancellation - $39.3 Excess & Surplus Lines - $45.9 All Other - $46.0 334.1 88.2 43.5615711252654 30.7 30.1 11.4 39.4 52.1 34.2 45.9 41.4 Property & Casualty and Life Direct & Assumed Written Premium Residential Property (56%) Manufactured Housing - $334.1 Dwelling Fire - $88.4 Recreational Casualty (15%) Motorcycle - $48.6 watercraft - $30.1 Collector Car, Snowmobile, Etc. - $11.4 Financial Institutions (17%) Mortgage Fire - $52.1 Credit Life Debt Cancellation - $39.3 Other Specialty Products (12%) Excell Surplus Lines - $45.9 All other - $46.0 Other Specialty Products (12%) Full Year 2004

Agency - 22% 45% Point of Sale - 26% 22% Lender - 32% 13% Financial Services - 12% 18% All Other - 8% 2% 22 26 32 12 8 Agency - 22% 45% Point of Sale - 26% 22% Lender - 32% 13% Financial Institutions - 12% 18% All Other - 8% 2% 337 168 95 140 15 Property & Casualty and Life Direct & Assumed Written Premium Distribution Channel Diversity Dec. 31, 2004 12/00 12/04

Multiple Company Structure 50 states ... 7 P&C companies ... 600+ different MH products Specialty Products Multi-Faceted Distribution Products Tailored to Distribution

Unique in-house staff adjuster training program 92% of claims settled by company employees 10% lower average adjustment cost per claim by staff 90+% of property claims closed within 30 days of report 150 Employee Field Claims Adjusters Claims Mastery Equals . . . Enhanced Underwriting Results

Underwriting Profit Discipline Maintain absolute pricing integrity Intricate data capture and analysis - By product, account, channel, state, zip, etc. 10-Year Avg. Statutory Underwriting Margin 12/31/04

Proactive Risk Management... Reduces Earnings Volatility Alternative Risk Transfer Mechanisms Extensive Catastrophe Modeling Expertly Managed Reinsurance Structure and Cost Reduced Earnings Volatility Rigorous Business Partner Selection / Management Processes Qualitative and Quantitative Analysis Disciplined Exposure Management Reduced Earnings Volatility

IT investments leveraged across all products and channels to optimize ROI Technology enabled "template" underwriting Web-enabled e-commerce - modernLINKTM Strategically Deploy Technology A.M. Best E-Fusion Award Winner!

Deliver "Golden Rule" Service OUR SERVICE PLEDGE: The Golden Rule: Treat others as you would want to be treated.

Transformation At-A-Glance Manufactured Housing Other Specialty Insurance 0.65 0.35 Manufactured Housing Other Specialty Insurance 0.45 0.55 Percent of Total Premiums Manufactured Housing Other Specialty Insurance 0.97000000013148 0.03 Manufactured Housing Other Specialty Insurance 0.53 0.47 Percent of Profit from Premium Flow Manufactured Housing - 65% Other Specialty Insurance - 55% Manufactured Housing - 45% Other Specialty Insurance - 35% Manufactured Housing - 97% Other Specialty Insurance - 3% Other Specialty Insurance - 47% Manufactured Housing - 53% 1999 1999 2004 2004

Manufactured Housing All Residential Property* Financial Institutions All Recreational Casualty All Commercial YTD 2003 0.959 0.984 0.962 1.076 1.353 YTD 2004 0.92 0.923 0.965 0.974 0.914 YTD 2005 0.88 0.896 0.936 0.879 0.75 Combined Ratio - First Six Months AMIG Major Product Groups * All Residential Property includes Manufactured Housing Transformation Detail

Positioned for Profitable Growth Broad-Based Specialty Product Expertise Strong Balance Sheet Multi-Faceted Distribution Indispensable Partnerships Deep and Talented Team Superior Operating Results Results Results Results MINLAND The minland Company Results Results Results

The Midland Company Thank You 7000 Midland Boulevard Amelia, Ohio 45102-2607 (513) 943-7100 Fax - (513) 943-7111 Mailing Address: P.O. Box 1256 Cincinnati, Ohio 45201-1256 www.midlandcompany.com Investor Contact: John I. Von Lehman Executive Vice President & Chief Financial Officer (513) 943-7100 Fax: (513) 943-7111 e-mail: jvonlehman@amig.com

Investment Portfolio At 12/31/04 81% fixed income ($764 million) "AA" average quality 4.3 years average duration 19% equities ($181 million) Equities Tax exempt municipals U.S. government bonds Mortgage backed bonds Corporate and other bonds Short-term investments 19 25 11 20 19 6 High Quality Diversified Investment Portfolio

Second Quarter Highlights Record Second Quarter Net Income Solid Underwriting - 89.9% P&C Combined Ratio in second quarter Bettered second quarter 2004's nice mark by over 6.5 points Diluted Earnings Per Share Q2 2005 Q2 2004 Net Income Before Capital Gains* $1.01 $0.56 Capital Gains 0.05 0.02 Net Income $1.06 $0.58 Book Value Per Share Reaches New Record of $24.75 Up 18% over the last 12 months Raise Full Year Guidance to $3.25 to $3.45 *Non-GAAP Finance Measure - Net income before realized capital gains is a non-GAAP measure. Items excluded from this measure are significant components in understanding and assessing financial performance. The company believes that this non-GAAP financial measure provides a clearer picture of the underlying operating activities than the GAAP measure of net income, as it removes potential issues such as timing of investment gains (or losses) and allows readers to individually assess these components of net income.